EXHIBIT 31.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David J. Peuse, certify that:

1.  I have reviewed this annual report on Form 10-K/A of National Presto Industries, Inc.;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: March 31, 2020	/S/	David J. Peuse
David J. Peuse
Treasurer